UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIDI BIOTHERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

ANNUAL MEETING OF THE STOCKHOLDERS OF

CALIDI BIOTHERAPEUTICS, INC.

On July 9, 2025 at 9:30 a.m. (Pacific Time)

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, the Annual Report on Form 10K, the proxy statement and the proxy card are available at https://www.astproxyportal.com/ast/27961

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300030300001000 1 070925

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class II Directors:

☐ FOR THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ James Schoeneck
○ George Peoples

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐
3. Proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Board of Directors, effect a reverse stock split with respect to the Company's shares of issued and outstanding Common Stock, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-19 (the "Range"), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.	☐	☐	☐
4. Proposal to approve an amendment to our 2023 Equity Incentive Plan (the "2023 Plan"), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 393,780 to 3,393,780.	☐	☐	☐
5. Proposal to approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the proposals.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF THE STOCKHOLDERS OF

CALIDI BIOTHERAPEUTICS, INC.

On July 9, 2025 at 9:30 a.m. (Pacific Time)

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025) and be sure to have your control number available (please see the table to the right on this proxy card). **You may vote during the meeting using your control # and password noted on this proxy card.**

GO GREEN - e-Consent makes it easy to go paperless. Further details are provided in the Proxy Statement.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, the Annual Report on Form 10K, the proxy statement and proxy card are available at https://www.astproxyportal.com/ast/27961

Please detach along perforated line and mail in the envelope provided IF you are NOT voting via telephone or the Internet.

20230300030300001000 1 070925

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class II Directors:

☐ FOR THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ James Schoeneck
○ George Peoples

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐
3. Proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Board of Directors, effect a reverse stock split with respect to the Company's shares of issued and outstanding Common Stock, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-19 (the "Range"), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.	☐	☐	☐
4. Proposal to approve an amendment to our 2023 Equity Incentive Plan (the "2023 Plan"), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 393,780 to 3,393,780.	☐	☐	☐
5. Proposal to approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the proposals.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CALIDI BIOTHERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS JULY 9, 2025 AT 9:30 AM PACIFIC TIME

The undersigned, a stockholder of Calidi Biotherapeutics, Inc. (the "Company"), does hereby appoint and authorize Wendy Pizarro, and Andrew Jackson, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on May 19, 2025 with all of the powers that the undersigned would possess if personally present, at the virtual Annual Meeting of Stockholders of the Company on July 9, 2025, at https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025) or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Ms. Pizarro, Mr. Jackson or any of them, are authorized to vote upon such other business that is properly brought before the 2025 Annual Meeting of Stockholders.

(Continued and to be signed on the reverse side)

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